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                                                                     EXHIBIT 4.2

      PREFERRED STOCK                       [LOGO]                           PREFERRED STOCK
          NUMBER                                                                  SHARES
           PB                      AAMES FINANCIAL CORPORATION
INCORPORATED UNDER THE LAWS                                                   SEE REVERSE FOR
 OF THE STATE OF DELAWARE                                                   CERTAIN DEFINITIONS

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This Certifies that

is the record holder of
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FULLY PAID AND NONASSESSABLE SHARES OF THE SERIES B CONVERTIBLE PREFERRED STOCK,
$0.001 PAR VALUE OF AAMES FINANCIAL CORPORATION transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon the surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar. WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

COUNTERSIGNED AND REGISTERED:

              CHASEMELLON SHAREHOLDER SERVICES, L.L.C.
                    TRANSFER AGENT AND REGISTRAR

                    BY

                           AUTHORIZED SIGNATURE


/s/ Barbara S. Polsky            [SEAL]           /s/ Neil B. Kornswiet
Secretary                                         Co-Chairman
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        The Corporation shall furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock of the
Corporation or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests shall be made to the Corporation's Secretary at the principal office of the Corporation.

         KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, OR
DESTROYED THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE
ISSUANCE OF A REPLACEMENT CERTIFICATE.
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
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                   NOTICE OF ELECTION TO CONVERT                    -
                  (CONVERTIBLE INTO COMMON STOCK)                   -
             This undersigned hereby elects to convert              -          FOR
___________________________________________________________shares   -
FOR of Series B Convertible Preferred Stock, represented by the     -       CONVERSION
within certificate into shares of Common Stock of Aames Financial   -
Corporation (as such shares may be constituted on the conversion    -          USE
date) in CONVERSION accordance with the provisions of the           -
Certificate of Incorporation, as amended, of the Corporation.       -          ONLY
Dated:________________________________                              -
                                                                    -
                                       __________________________   -
                                                Signature           -
-------------------------------------------------------------------------------------------

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM  - as tenants in common             UNIF GIFT MIN ACT - _________Custodian_________
TEN ENT  - as tenants by the entireties                          (Cust)            (Minor)
JT TEN   - as joint tenants with right of                       under Uniform Gifts to
           survivorship and not as tenants                      Minors Act_________________
           in common                                                         (State)

                                            UNIF TRF MIN ACT -____Custodian (until age____)

                                                              ______under Uniform Transfers
                                                              (Minor)

                                                              to Minors Act________________
                                                                              (State)
    Additional abbreviations may also be used though not in the above list.


     FOR VALUE RECEIVED, ____________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
_______________________________________
_______________________________________
__________________________________________________________________________________________
    (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)
__________________________________________________________________________________________
__________________________________________________________________________________________
___________________________________________________________________________________ Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
_________________________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ________________________________________

                                              X___________________________________________
                                              X___________________________________________

                                              NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT
                                                      MUST CORRESPOND WITH THE NAME(S) AS
                                                      WRITTEN UPON THE FACE OF THE
                                                      CERTIFICATE IN EVERY PARTICULAR,
                                                      WITHOUT ALTERATION OR ENLARGEMENT OR
                                                      ANY CHANGE WHATEVER.

Signature(s) Guaranteed

By ________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION
(BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH
MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO
S.E.C. RULE 17AG-15.
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